8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 24, 2004

Wachovia Asset Securitization Issuance, LLC
(Issuer in respect of the Asset-Backed Notes, Series 2004-HE1)

(Exact name of registrant as specified in its charter)

North Carolina	333-109298-02	56-1967773

State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

301 S. College Street, Suite D, Charlotte, NC 28288-5578 (Address of principal executive officer)

Registrant's Telephone Number, including area code: (704) 383-4634

(Former name or former address, if changed since last report)

Item 5 Other Events

Attached herein as Exhibit 20 hereto is a copy of the Monthly Statements sent to Certificate holders with respect to the July 26, 2004 Remittance Date.

Item 7 Financial Statements and Exhibits

Item 601 (a) of Regulation
S-K Exhibit Number

20        Monthly Statements to Certificate holders with respect to the July 26, 2004 Remittance Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WACHOVIA BANK, NA

By: \s\ Greg Yanok Name: Greg Yanok Title: Vice President	Dated: July 26, 2004

Exhibit Index

20      Monthly Statements sent to Certificate holders with respect to the July 26, 2004 Remittance Date.